Exhibit 1.1

45,000,000 Units

UNITED REFINING ENERGY CORP.

UNDERWRITING AGREEMENT

New York, New York

December 11, 2007

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

As Representatives of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

The undersigned, United Refining Energy Corp., a Delaware corporation (“Company”), hereby confirms its agreement with Deutsche Bank Securities Inc. (“Deutsche Bank’) and Maxim Group LLC (“Maxim” and together with Deutsche Bank, hereinafter referred to as “you” or the “Representatives”) and with the other underwriters named on Schedule A hereto for which you are acting as representatives (the Representatives and the other underwriters being collectively referred to herein as the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

1.1. Firm Securities.

1.1.1. Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 45,000,000 units (the “Firm Units”) of the Company’s securities at a purchase price (net of discounts and commissions of $0.70, $0.35 of which shall be deposited into the Trust Account (as defined below) pursuant to Section 1.5) of $9.30 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions $0.70, $0.35 of which shall be deposited into the Trust Account pursuant to Section 1.5) of $9.30 per Firm Unit. The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”). The shares of Common Stock and the Warrants included in the Firm Units will begin separate trading ten Business Days (as defined below) following the earlier to occur of the expiration of the Underwriters’

Over-allotment Option (as defined in Section 1.2 hereof) or its exercise in full, subject to the Company filing a Current Report on Form 8-K with the Commission (as defined in Section 2.1.1 hereof) containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the Offering (the “Current Report on Form 8-K”) and issuing a press release announcing when such separate trading will begin. The Company will file the Current Report on Form 8-K upon the completion of the Offering, which is anticipated to take place three Business Days following the date of the Prospectus (as defined in Section 2.1.1 hereof). The audited balance sheet will include proceeds the Company receives from the exercise of the Over-allotment Option, if the Over-allotment Option is exercised prior to the filing of the Current Report on Form 8-K. Each Warrant entitles its holder to purchase one share of Common Stock for $7.00 per share during the period commencing on the later of: (a) the consummation by the Company of its Business Combination (as defined below) or (b) one year from the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof), and terminating on the four-year anniversary of the Effective Date. As used herein, the term “Business Combination” shall mean any acquisition by merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination consummated by the Company (as described more fully in the Registration Statement). The Company has the right to redeem the Warrants upon not less than 30 days written notice at a price of $0.01 per Warrant at any time after the Warrants become exercisable; so long as the last sales price of the Common Stock has been at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third Business Day prior to the day on which notice is given. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which national banks in New York, New York are not open for business.

1.1.2. Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the third Business Day following the Effective Date of the Registration Statement if the Common Stock commences trading on the American Stock Exchange on the Effective Date of the Registration Statement (or the fourth Business Day following the Effective Date of the Registration Statement, if the Common Stock commences trading on the American Stock Exchange on the first Business Day after the Effective Date of the Registration Statement) or at such earlier time as shall be agreed upon by the Representatives and the Company at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020 (“Lowenstein’s Offices”) or at such other place as shall be agreed upon by the Representatives and the Company. The closing of the Offering is referred to herein as the “Closing” and the hour and date of delivery and payment for the Firm Units is referred to herein as the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date by wire transfer in federal (same day) funds upon delivery to the Representatives of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of The Depository Trust Company (the “DTC”)) for the account of the Underwriters; provided, however, the payment for the Firm Units to be received by Maxim shall be reduced by the amount of the Advance (as defined in Section 3.12.3 hereof). The Company shall deposit $448,700,000 ($516,005,000 if the Over-allotment Option is exercised in full), or approximately $9.97 per Firm Unit (plus $9.65 per Option Unit if the Over-allotment Option (each as defined below) is exercised in full; provided, however, the Company will not be permitted to draw on the interest income earned on the Trust Account until $2,167,500 shall have been earned on the Trust Account with the resulting effect that there shall be a minimum of $9.97 per Unit held in the Trust Account), of the proceeds received by it for the Firm Units and the Private Placement (as defined in Section 1.4 hereof) in the trust account established by it for the benefit of the public stockholders and the Representatives as described in the Registration Statement (the “Trust Fund”) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”), which amount includes $15,750,000 ($0.35 per Firm Unit) or up to $18,112,500 if the Over-allotment Option is exercised in full, payable to the Underwriters (plus the interest earned on such amount, net of taxes payable) as contingent compensation upon consummation of a Business Combination. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two Business Days prior to the Closing Date. The Company will permit the Representatives to examine and package the Firm Units for delivery at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representatives for all the Firm Units.

1.2. Over-Allotment Option.

1.2.1. Option Units. For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 6,750,000 Units from the Company (the “Over-allotment Option”). Such additional 6,750,000 Units shall be identical in all respects to the Firm Units and are hereinafter referred to as “Option Units.” The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.” The purchase price to be paid for the Option Units (net of discounts and commissions of $0.70, $0.35 of which shall be deposited into the Trust Account (as defined below) pursuant to Section 1.5) will be $9.30 per Option Unit.

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representatives, which must be confirmed in writing by overnight mail or facsimile transmission, setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representatives, at Lowenstein’s Offices or at such other place or in such other manner as shall be agreed upon by the Company and the Representatives. If such delivery of and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the

Underwriters will become obligated to purchase, the number of Option Units specified in such notice. If any Option Units are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Units as the Underwriters may determine) that bears the same proportion to the total number of Option Units to be purchased as the number of Firm Units set forth in Schedule A opposite the name of such Underwriter bears to the total number of Firm Units.

1.2.3. Payment and Delivery. Payment for the Option Units shall be made on the Closing Date or any Option Closing Date by wire transfer in federal (same day) funds upon delivery to the Representatives of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The Company shall deposit the sum of $9.65 per Option Unit ($0.35 of which shall be deposited in the Trust Fund pursuant to Section 1.5; provided, however, the Company will not be permitted to draw on the interest income earned on the Trust Account until $2,167,500 shall have been earned on the Trust Account with the resulting effect that there shall be a minimum of $9.97 per Unit held in the Trust Account) in the Trust Fund pursuant to the Trust Agreement. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representatives request not less than two Business Days prior to the Closing Date or any Option Closing Date, as the case may be, and will be made available to the Representatives for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date or Option Closing Date.

1.3. Private Placement. Prior to the Effective Date, United Refining, Inc., a Delaware company indirectly controlled by the Company’s Chairman and Chief Executive Officer (the “Sponsor”), purchased from the Company pursuant to that certain Subscription Agreement (as defined in Section 2.24.2 hereof) an aggregate of 15,600,000 warrants identical to the Warrants comprising part of the Units (the “Placement Warrants”), except as described in the Registration Statement (as defined below), at a purchase price of $1.00 per Placement Warrant in a private placement effected pursuant to Regulation D under the Securities Act of 1933, as amended (the “Act” or “Securities Act”) that occurred immediately prior to the entering into of this Agreement (the “Private Placement”). The Placement Warrants and the shares of Common Stock issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the “Placement Securities.” There was no placement agent in the Private Placement and no party shall be entitled to a placement fee or expense allowance from the sale of the Placement Warrants.

1.4. Sponsor Warrants. Prior to the Effective Date, the Company granted to the Sponsor warrants to purchase an aggregate of 2,500,000 warrants identical to the Warrants comprising part of the Units (the “Sponsor Warrants”), except as described in the Registration Statement and that the Sponsor Warrants are exercisable at $12.50 per share. The Sponsor Warrants and the shares of Common Stock issuable upon exercise of the Sponsor Warrants are hereinafter referred to collectively as the “Sponsor Warrant Securities.”

1.5. Contingent Portion of Underwriters’ Discount. Each Representative, on behalf of itself and the other Underwriters, agrees that 3.5% of the gross proceeds from the sale of the Firm

Units ($15,750,000) and 3.5% of the gross proceeds from the sale of the Option Units (an aggregate of $18,112,500 if the Over-allotment Option is exercised in full) (collectively, the “Contingent Discount”) will be delivered to the Company for deposit in the Trust Fund. The parties hereto agree that such amounts shall remain payable to the Underwriters, along with any interest accrued thereon, net of taxes payable, in respect of any IPO Shares (as defined in Section 7.6 hereof) which are not redeemed pursuant to Section 7.6 hereof, upon the consummation of a Business Combination. Each Representative, on behalf of itself and the other Underwriters, agrees that the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable), in respect of any IPO Shares that are redeemed pursuant to Section 7.6 hereof. In addition, in the event the Company is unable to consummate a Business Combination and Continental Stock Transfer & Trust Company (“CST”), the trustee of the Trust Fund, commences liquidation of the Trust Fund as provided in the Trust Agreement, each Representative, on behalf of itself and the other Underwriters, agrees that (i) the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable); and (ii) the Contingent Discount, together with the all other amounts on deposit in the Trust Fund, and any accrued interest thereon (net of taxes payable), shall be distributed on a pro-rata basis among the holders of the shares of Common Stock included in the Units sold in the Offering.

1.6 Working Capital; Interest on Trust.

1.6.1. Working Capital. Upon consummation of the Offering, $150,000 of the aggregate proceeds of the Offering and the Private Placement will be released to the Company to fund the working capital requirements of the Company.

1.6.2 Interest Income. Prior to the Company’s consummation of a Business Combination or the Company’s liquidation, interest earned on the Trust Account may be released (i) to the Company pay any taxes incurred by the Company, (ii) to pay for the interest on the shares of Common Stock redeemed by stockholders voting against the Extension Amendment (as defined in the Company’s Amended and Restated Certificate of Incorporation) (the “Extension Amendment”) and as more fully described in the Registration Statement (as defined below), and (iii) to the Company, from time to time, to fund its working capital and general corporate requirements in an amount not to exceed $3,700,000; provided, however, that in the event the Over-allotment Option is exercised in full, the Company will not be permitted to draw on the interest income earned on the Trust Account until $2,167,500 shall have been earned on the Trust Account with the resulting effect that there shall be a minimum of $9.97 per Unit held in the Trust Account.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-144704), including any related preliminary prospectus included therein or in any amendment thereto prior to the effectiveness thereof (the “Preliminary Prospectus”), for the registration of the Public Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations) is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted therefrom at the time of effectiveness by Rule 430A of the Regulations filed with the Commission pursuant to Rule 424 of the Regulations) is hereinafter called the “Prospectus.” For purposes of this Agreement, “Time of Sale”, as used in the Act, means 2:30 p.m., New York City time, on the date of this Agreement. Prior to the Time of Sale, the Company prepared a preliminary prospectus, dated December 3, 2007, for distribution by the Underwriters to prospective investors (the “Sale Preliminary Prospectus”). If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company and the Representatives have determined that at the Time of Sale the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed in writing to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 000-001-33868) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Common Stock and the Warrants. The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.

2.2. No Stop Orders, Etc. Neither the Commission nor any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3. Disclosures in Registration Statement.

2.3.1. Disclosure Representation. At the time the Registration Statement, or any post effective amendment to the Registration Statement, became effective, upon the filing or first use (within the meaning of the Regulations) of the Prospectus and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will in all material respects conform to the requirements of the Act and the Regulations. Neither the Registration Statement nor the Prospectus, nor, in each case, any amendment thereof or supplement thereto, on their respective dates, and as of the Closing Date, did, does or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. The Sale Preliminary Prospectus, as of the Time of Sale and as of the Closing Date, does not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) or first used (within the meaning of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission or first used (within the meaning of the Regulations), such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representatives expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of the names of the several Underwriters and paragraphs six and ten of the subsection captioned “Underwriting Terms” contained in the section of the Prospectus entitled “Underwriting.” The Company has not prepared or used a “free writing prospectus” as defined in Rule 405 under the Act, in connection with the offering of Securities.

2.3.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the

Registration Statement, Sale Preliminary Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business or financial condition or results has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments have been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, performance by the Company of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3. Prior Securities Transactions. No securities of the Company have been offered or sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.3.4. Regulations. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation on the Company’s business and financial condition and results as currently contemplated fairly summarize in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4. Changes after Dates in Registration Statement.

2.4.1. No Material Adverse Change. Except as stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, since the respective dates as of which information is given therein: (i) there has been no material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.4.2. Recent Securities Transactions, Etc. Except as stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, subsequent to the respective dates as of which information is given therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5. Independent Accountants. BDO Siedman, LLP (“BDO”), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the “PCAOB”). To the best of the Company’s knowledge, BDO is duly registered and in good standing with the PCAOB. BDO has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6. Financial Statements; Statistical Data.

2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules, included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus fairly present the financial position, cash flows and the results of operations of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and such supporting schedules present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X which have not been included as so required.

2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.7. Authorized Capital; Options, Etc. The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the date of this Agreement and on the Closing

Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible into, or exchangeable or exercisable for, shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or securities.

2.8. Valid Issuance of Securities, Etc.

2.8.1. Outstanding Securities. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities and the Sponsor Warrant Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. Such securities conform to all statements relating thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

2.8.2. Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and reserved for issuance and when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and non-assessable and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.3. Placement Warrants and Sponsor Warrants. The Placement Warrants and the Sponsor Warrants constitute valid and binding obligations of the Company to issue and sell,

upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Placement Warrants and Sponsor Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Placement Warrants and the Sponsor Warrants have been reserved for issuance upon the exercise of the Placement Warrants and the Sponsor Warrants, as the case may be, and, when issued in accordance with the terms of the Placement Warrants and the Sponsor Warrants, as the case may be, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.4. No Integration. Except as described in the Registration Statement, neither the Company nor any of its affiliates has made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement.

2.9. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10. Validity and Binding Effect of Agreements. This Agreement, the Warrant Agreement (as defined in Section 2.22 hereof), the Trust Agreement, the Service Agreement (as defined in Section 3.7.2 hereof), the Subscription Agreement (as defined in Section 2.23.2 hereof) and the Escrow Agreement (as defined in Section 2.23.3 hereof) have been duly and validly authorized by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11. No Conflicts, Etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement, the Sponsor Warrants, the Trust Agreement, the Service Agreement, the Subscription Agreement and the Escrow Agreement, the consummation by the Company of the transactions herein and therein contemplated (including the issuance of the Securities) and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the bylaws (“Bylaws”) of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12. No Defaults; Violations. No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13. Corporate Power; Licenses; Consents.

2.13.1. Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.13.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and has obtained all consents, authorizations, approvals and orders required in connection therewith. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements as contemplated by this Agreement, the Warrant Agreement, the Sponsor Warrants, the Trust Agreement, the Service Agreement, the Subscription Agreement and the Escrow Agreement and as contemplated by the Sale Preliminary Prospectus and Prospectus, except those obtained or made under applicable federal and state securities laws and the rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”).

2.14. D&O Questionnaires. All information contained in the questionnaires (the “Questionnaires”) completed by each of (i) the Company’s officers and directors immediately prior to the Offering (the “Directors/Officers”) and (ii) the stockholder of the Company immediately prior to the Offering (the “Initial Stockholder”) and provided to the Underwriters, as well as the biographies attached as an exhibit to his or her Insider Letter (as defined in Section 2.23.1 hereof) is to the best of the Company’s knowledge true and correct and the Company is not aware that any information disclosed in the questionnaires completed by the Directors/Officers or the Initial Stockholder is inaccurate or incomplete.

2.15. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any Director/Officer or the Initial Stockholder which has not been disclosed in the Registration Statement, the Questionnaires, the Sale Preliminary Prospectus and the Prospectus.

2.16. Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company or its business, assets, operations or financial condition or results.

2.17. No Contemplation of a Business Combination. Prior to the date hereof, none of the Company, any Director/Officer or the Initial Stockholder had, or as of the Closing, the Company and such Director/Officers and Initial Stockholder will have had: (a) any specific Business Combination under consideration; or (b) any substantive interactions or discussions with any target regarding a possible Business Combination.

2.18. Transactions Affecting Disclosure to FINRA.

2.18.1. Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Director/Officer with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Initial Stockholder that may affect the Underwriters’ compensation, as determined by FINRA.

2.18.2. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date, other than the payment of $50,000 to Maxim.

2.18.3. Except with respect to Theodore P. Nikolis, a director of the Company, no officer, director, or beneficial owner of any class of the Company’s securities, including, without limitation, holders of securities purchased in the Private Placement, whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived (any such individual or entity, a “Company Affiliate”), is a member, a person associated, or affiliated with a member of FINRA.

2.18.4. No Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market).

2.18.5. No Company Affiliate has made a subordinated loan to any member of FINRA.

2.18.6. No proceeds from the sale of the Public Securities or the Placement Warrants will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically authorized herein.

2.18.7. Except with respect to the Representatives, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.18.8. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

2.18.9. No FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

2.18.10. Except with respect to the Representatives in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to a FINRA member, any person associated with a member (as defined by FINRA rules), any potential underwriters in the Offering and any related persons.

2.19 Taxes.

2.19.1. There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any U.S. state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

2.19.2. The Company has filed all U.S. federal, state and local tax returns that are required to be a filed or has requested extensions thereof, except in any case in which the failure to so file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Sale Preliminary Prospectus or Prospectus and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing in due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus or Prospectus.

2.20. Foreign Corrupt Practices Act. None of the Company, any Director/Officer or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the Company or the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977 (“FCPA”), as amended. No action, suit, proceeding or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its directors, officers, agents or employees with respect to the laws of the FCPA is pending or threatened.

2.21. Patriot Act. Neither of the Company nor, to the Company’s knowledge, any Director/Officer or any other person acting on behalf of the Company has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.22. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representatives or Representatives’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.23. Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants and the Placement Warrants with CST substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”).

2.24. Agreements with Company Affiliates.

2.24.1. Insider Letters. The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) annexed as exhibits to the Registration Statement (the “Insider Letter”), pursuant to which each of the Directors/Officers and Initial Stockholder of the Company agree to certain matters, including but not limited to, certain matters described as being agreed to by them under the “Proposed Business” section of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2.24.2. Subscription Agreement. The Sponsor has executed and delivered an amended and restated subscription agreement, annexed as an exhibit to the Registration Statement (the “Subscription Agreement”), pursuant to which the Sponsor, among other things, has purchased an aggregate of 15,600,000 Placement Warrants in the Private Placement. Pursuant to the Subscription Agreement, (i) $15,600,000 of the proceeds from the sale of the Placement Warrants will be deposited by the Company in the Trust Fund in accordance with the terms of the Trust Agreement prior to the Closing, and (ii) the Sponsor has waived any and all rights and claims it may have to any proceeds, and any interest thereon, held in the Trust Fund in respect of the Placement Securities in the event a Business Combination is not consummated and the Trust Fund is liquidated in accordance with the terms of the Trust Agreement.

2.24.3. Escrow Agreement. The Company has caused the Initial Stockholder to enter into an escrow agreement (the “Escrow Agreement”) with CST (the “Escrow Agent”) substantially in the form filed as an exhibit to the Registration Statement whereby the Insider Shares and the Insider Warrants owned by such party will be held in escrow by the Escrow Agent, until the earlier of: (i) the third anniversary of the Effective Date or (ii) the one-year anniversary of a Business Combination with respect to the Insider Shares and (iii) one day after the consummation of a Business Combination with respect to the Insider Warrants. During such escrow period, such parties shall be prohibited from selling or otherwise transferring such shares (except (a) to spouses and children of such parties and trusts established for their benefit, (b) after a Business Combination in a transaction whereby all the outstanding shares of the Company are exchanged or converted into cash or another entity’s securities and (c) as otherwise set forth in the Escrow Agreement) unless approved by the Company’s public stockholders, but will retain the right to vote such shares. The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Representatives, such consent not to be unreasonably withheld.

2.24.4. Sponsor Warrants. The Sponsor has waived any and all rights and claims it may have to any proceeds, and any interest thereon, held in the Trust Fund in respect of the Sponsor Warrant Securities in the event a Business Combination is not consummated and the Trust Fund is liquidated in accordance with the terms of the Trust Agreement.

2.25. Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement substantially in the form filed as an exhibit to the Registration Statement.

2.26. Covenants Not to Compete. No Director/Officer or the Initial Stockholder of the Company is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be a Director/Officer or Initial Stockholder or employee of the Company.

2.27. Investments. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940 (“Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act).

2.28. Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.29. Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, stockholder, customer or supplier of the Company, any Company Affiliate or any Underwriter, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the Initial Stockholder or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.30. No Influence. The Company has not offered, or caused the Underwriters to offer, the Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any Company Affiliate to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.31. Definition of “Knowledge”. As used herein, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

2.32. Sarbanes-Oxley. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency that are applicable to it as of the date hereof.

2.33. AMEX Rules. As of the effective date of the Registration Statement, the Company’s Board of Directors shall have validly appointed an audit committee and nominating committee whose composition satisfies the requirements of the rules and regulations of the American Stock Exchange (“AMEX”), including the phase-in-periods described in AMEX Rule 809(b) and the Board of Directors and/or audit committee and the nominating committee has each adopted a charter that satisfies the requirements of AMEX. Neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

2.34. Listing of the Public Securities on AMEX. The Public Securities have been authorized for listing on the AMEX.

2.35. Employee Retirement Income Security Act of 1974. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

2.36. Office of Foreign Assets Control of the U.S. Treasury Department. Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.37. Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as defined in the Investment Company Act.

2.38. Rule 419. Upon delivery and payment for the Firm Units on the Closing Date, the Company will not be subject to Rule 419 under the Act and none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement, the Sale Preliminary Prospectus. The Company will deliver to the Representatives, prior to filing or use, any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or Prospectus proposed to be filed or used on or after the date of the Agreement and not file or use any such amendment or supplement to which the Representatives shall reasonably object in writing.

3.2. Federal Securities Laws.

3.2.1. Compliance. During the time when a prospectus is required to be delivered under the Act or the Exchange Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Sale Preliminary Prospectus and the Prospectus. If (i) at any time when a prospectus relating to the Public Securities is required to be delivered under the Act or the Exchange Act, (ii) any event shall have occurred or any condition shall exist as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Sale Preliminary Prospectus and the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) if it is necessary during such period to amend the Registration Statement or amend or supplement the Sale Preliminary Prospectus or the Prospectus to comply with the Act or the Exchange Act, the Company will notify the Representatives promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment to the Registration Statement or amendment or supplement to the Sale Preliminary Prospectus and Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

3.2.2. Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representatives) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3. Exchange Act Registration. For a period of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will use its best efforts to maintain the registration of the Public Securities under the provisions of the Exchange Act. The Company will not deregister the Public Securities under the Exchange Act without the prior written consent of the Representatives.

3.2.4. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.3. Blue Sky Filing. The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

3.4. Delivery to Underwriters of Prospectuses. The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when a prospectus is required to be delivered (or would be required to be delivered but for Rule 172) under the Act or the Exchange Act such number of copies of each Sale Preliminary Prospectus and Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment thereof or supplement thereto becomes effective, deliver to Representatives two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

3.5. Effectiveness and Events Requiring Notice to the Representatives. The Company will use its reasonable best efforts to cause the Registration Statement to become and remain effective and will notify the Representatives immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement, any Preliminary Prospectus or Prospectus, subject to Section 3.1; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event or existence of any condition during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus in order to make the statements therein (with respect to the Prospectus and Sale Preliminary Prospectus, in light of the circumstances under which they were made) not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6. Review of Financial Statements. Until the earlier of five years from the Effective Date, or until such earlier upon which the Company is required to be liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

3.7. Affiliated Transactions.

3.7.1. Business Combinations. The Company will not consummate a Business Combination with any entity which is affiliated (as defined in Rule 405 of the Securities Act) with any Director/Officer or Initial Stockholder unless the Company obtains an opinion from an independent investment banking firm that is a member of FINRA that the Business Combination is fair to the Company’s stockholders from a financial perspective.

3.7.2. Administrative Services. The Company has entered into an agreement (the “Service Agreement”) with the Sponsor, in the form filed as an exhibit to the Registration Statement pursuant to which the Sponsor or its affiliates will make available to the Company general and administrative services, including office space, utilities, receptionist and secretarial support for the Company’s use for $7,500 per month, which shall be payable out of the interest earned on the Trust Fund.

3.7.3. Compensation. Except as set forth in this Section 3.7, the Company shall not pay any Director/Officer or Initial Stockholder or any of their affiliates any fees or compensation from the Company for services rendered to the Company prior to, or in connection with, this Offering or the consummation of a Business Combination; provided that the Directors/Officers and the Initial Stockholder shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred on the Company’s behalf, which includes expenses incurred by them in connection with seeking and consummating a Business Combination.

3.8. Secondary Market Trading and Standard & Poor’s. In the event the Public Securities are not listed on the New York Stock Exchange or AMEX or quoted on Nasdaq, the Company will (a) apply to be included in Standard and Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of the Offering and (b) the Company shall take such steps as may be necessary to obtain secondary market trading exemptions for the Company’s securities in any state requested by the Representatives, provided no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction.

3.9. Financial Public Relations Firm. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representatives for a term to be agreed upon by the Company and the Representatives.

3.10. Reports to the Representatives.

3.10.1. Periodic Reports, Etc. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representatives and their counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representatives: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each Registration Statement; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request; provided the Representatives shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and their counsel in connection with the Representatives’ receipt of such information. Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) shall be deemed to have been delivered to the Representatives pursuant to this section.

3.10.2. Transfer Sheets. For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer and warrant agent reasonably acceptable to the Representatives (the “Transfer Agent”) and during the two (2) year period following the Closing Date, will furnish to the Underwriters at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representatives may request, including subscriptions to the daily, weekly and monthly consolidated transfer sheets of the Transfer Agent and DTC. CST is acceptable to the Underwriters.

3.10.3. Secondary Market Trading Survey. In the event the Public Securities are no longer listed or quoted, as the case may be, on the New York Stock Exchange, AMEX or the Nasdaq National Market, or until such earlier time upon which the Company is required to be liquidated, the Company shall engage Lowenstein Sandler PC (“Lowenstein”), for a one-time fee of $5,000, to deliver and update to the Underwriters on a timely basis, but in any event at the beginning of each fiscal quarter, a written report detailing those states in which the Public Securities may be traded in non-issuer transaction under the Blue Sky laws of the fifty States (the “Secondary Market Trading Survey”).

3.11. Disqualification of Form S-1 and S-3. For a period equal to five years from the date hereof, the Company will not take any action or actions, or fail to take any action, which may prevent or disqualify the Company’s use of Form S-1 or S-3 (or other appropriate form) for the registration of the Warrants and the shares of Common Stock issuable upon exercise of the Warrants under the Act.

3.12. Payment of Expenses.

3.12.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid prior to each such date, all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters; (ii) the printing, engraving, issuance and delivery of the Units, and the shares of Common Stock and the Warrants included in the Units, including any transfer or other taxes payable thereon; (iii) the listing of the Public Securities on AMEX; (iv) in the event the Public Securities are not listed on the New York Stock Exchange or AMEX or quoted on Nasdaq, the listing and qualification of the Public Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing the “Preliminary Blue Sky Memorandum,” and all amendments and supplements thereto, including the fees and expenses of counsel to the Underwriters (such fees shall be capped at $35,000 in the aggregate), and a one-time fee of $5,000 payable to the Representatives’ counsel for the preparation of the Secondary Market Trading Survey, if required; (iv) filing fees incurred in registering the Offering with FINRA (including all COBRADesk fees); (v) costs of placing “tombstone” advertisements in The Wall Street Journal, The New York Times and a third publication to be selected by the Representatives, in an amount not to exceed $40,000; (vi) fees and disbursements of the transfer and warrant agent; (vii) the Company’s expenses associated with “due diligence” meetings arranged by the Representatives; (viii) the preparation, binding and delivery of leather bound volumes in quantity, form and style reasonably satisfactory to the Representatives and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Representatives; (ix) all costs and expenses associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including without limitation, all travel, food and lodging expenses associated with such trips; and (x) all other Company costs and expenses which are not otherwise specifically provided for in this Section 3.12.1. The Representatives may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth above to be paid by the Company to the Representatives and others, as agreed to by the Company in writing less the Advance which previously have been paid to Maxim by the Company. The Company has agreed to pay for the fees and expenses of an investigative search firm to conduct an investigation of the principals of the Company selected by the Representatives.

3.12.2. Fee on Business Combination. Upon consummation of a Business Combination, the Company and the Underwriters agree that in addition to the expenses payable pursuant to Section 3.12.1, the Company will pay to the Representatives the Contingent Discount plus interest as described in Section 1.5 hereof.

3.12.3. Fee on Termination of Offering. Upon termination of the Offering, except as a result of the Representatives’ or any Underwriter’s material breach or default with respect to any of its material obligations as described in this Agreement, the Company shall: (A) reimburse the Representatives for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in Section 3.12.1 above, as applicable, and (B) reimburse the Representatives for the full amount of their accountable out-of pocket expenses actually incurred to such date up to $180,000 (which shall include, but shall not be limited to, all fees and disbursements of the Representatives’ counsel (up to $150,000), travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses, and any expenses incurred by the Representatives in conducting its due diligence). In the event this Offering is terminated and the Company becomes obligated to reimburse the Representatives for expenses incurred pursuant to Section 3.12, the Company shall receive a credit against such obligation with respect to Maxim in the amount of $50,000 previously paid to Maxim (the “Advance”), it being understood that Maxim will reimburse the Company for any portion of the Advance that is in excess of the amount of the obligations hereunder. Notwithstanding the foregoing, in the event the Offering is terminated for reasons other than the Representatives’ or any Underwriter’s material breach or default, and the Company, within one year from the date of this Agreement enters into a definitive letter agreement with another underwriter with respect to a public or private equity or debt offering, then the Company shall reimburse the Representatives for all reasonable legal fees and travel, lodging and roadshow expenses.

3.13. Application of Net Proceeds. The Company will apply the net proceeds from the Private Placement and the Offering received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.14. Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) and Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.15. Notice to FINRA.

3.15.1. Business Combination. In the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company or the Representatives, if they are engaged, will provide the following information (“Merger Information”) to FINRA (and Representatives, if they are not engaged) prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Offering, as such term is defined in Rule 2710 of FINRA’s Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination. Upon the Company’s delivery of the Merger Information to the Representatives, the Company hereby expressly authorizes the Representatives to provide such information directly to FINRA as a result of representations the Representatives have made to FINRA in connection with the Offering.

3.15.2. Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

3.16. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representatives) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.17. Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.18. Accountants. For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain BDO or other independent public accountants reasonably acceptable to the Representatives.

3.19. Form 8-K. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and the Private Placement, as well as the proceeds from the exercise of the Over-allotment Option if such exercise has occurred on the date of the Prospectus. Within four (4) trading days of the Effective Date, the Company will file a Current Report on Form 8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements.

3.20. FINRA. The Company shall advise FINRA if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Company’s Public Securities.

3.21. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction of counsel for the Underwriters.

3.22. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Fund to be invested only in “government securities” with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.23. Business Combination Announcement. Within five Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement (“Business Combination Announcement”) to be placed, at its cost, which shall not exceed $25,000, in The Wall Street Journal, The New York Times and a third publication to be selected by the Representatives announcing the consummation of the Business Combination and indicating that the Representatives were the managing underwriters in the Offering. The Company shall supply the Representatives with a draft of the Business Combination Announcement and provide the Representatives with reasonable advance opportunity to comment thereon. The Company will not place the Business Combination Announcement without the final approval of the Representatives, which approval will not be unreasonably withheld.

3.24. Press Releases. The Company agrees it will not issue press releases or engage in any other publicity without the Representatives’ prior written consent, which consent shall not be unreasonably delayed, withheld or conditioned, for a period of 90 days after the Closing Date, except as necessary on the reasonable advice of legal counsel to the Company

3.25. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representatives within one Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment thereof or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

3.26. Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, the Sponsor Warrants and the Placement Warrants outstanding from time to time.

3.27. Private Placement Proceeds. Immediately upon establishment of the Trust Fund and prior to the Closing, the Company shall deposit $15,600,000 of the proceeds from the Private Placement in the Trust Fund and shall provide the Representatives with evidence of the same.

3.28. No Amendment to Certificate of Incorporation.

(i) Except as set forth in the Company’s Certificate of Incorporation, the Company covenants and agrees that it will not seek to amend or modify Article Third or the provisions (A)-(F) of Article Sixth of its Certificate of Incorporation. The Company may amend or modify Article Fifth of its Certificate of Incorporation as set forth in such Article Fifth as described in the Registration Statement.

(ii) The Company acknowledges that the purchasers of the Firm Units and Option Units in this Offering shall be deemed to be third party beneficiaries of this Section 3.29.

(iii) The Underwriters and the Company specifically acknowledge that they may not waive this Section 3.28 under any circumstances.

3.29. Board Committees. As of the Effective Date, the Company’s Board of Directors shall have validly appointed an audit committee and the Company’s Board of Directors and audit committee shall have adopted a charter.

3.30. Future Financings. The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to or in connection with the consummation of a Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Fund.

3.31. Additional Independent Directors. Within one (1) year of the Closing Date, the Company shall have appointed at least one additional independent director to serve on the Company’s Board of Directors and one additional independent director to serve on each of the Company’s audit committee and nominating committee in compliance with the rules and regulations of AMEX.

3.32. AMEX Listing. The Company will use its best efforts to maintain the listing of the Public Securities on AMEX or other national securities exchange acceptable to the Representatives for a period of at least five (5) years from the date of this Agreement.

3.33. Cancellation of Shares of Common Stock. In the event the Over-allotment Option is not exercised in full, the Company shall immediately cancel on the earlier of (i) the 46th day following the Effective Date or (ii) the date the Underwriters exercise the Over-allotment Option for less than the full number of Option Units (and notify the Company that they will not exercise the Over-allotment Option with respect to any other Option Units), a number of the shares of Common Stock held by the Sponsor immediately prior to the Closing (up to an aggregate of 1,687,500 shares of Common Stock) such that immediately following the cancellation of such shares of Common Stock, the Sponsor shall own a number of shares of Common Stock (not including shares of Common Stock issuable upon exercise of the Placement Warrants and the Sponsor Warrants or any shares purchased by the Sponsor in the offering contemplated hereby or in the public market after the offering contemplated hereby) equal to 20% of the outstanding shares of Common Stock of the Company immediately following the Closing.

4. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by Representatives, and, at each of the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

4.1.2. FINRA Clearance. By the Effective Date, the Representatives shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

4.1.4. No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by Representatives pursuant to Section 3.3 hereof shall have been issued on either the Closing Date or any Option Closing Date and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.5 AMEX Listing. The Public Securities shall have been approved for listing on AMEX.

4.2. Company Counsel Matters.

4.2.1. Effective Date Opinion of Counsel. On the Closing Date, the Representatives shall have received the favorable opinion of Ellenoff Grossman & Schole LLP (“EGS”), counsel to the Company, dated the Closing Date, addressed to the Representatives and in form and substance satisfactory to the Representatives to the effect that:

(i) The Company has been duly organized and is validly existing as a corporation and, based on a certificate from the relevant jurisdiction, is in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Based on a certificate from the State of New York, the Company is duly qualified and licensed and in good standing as a foreign corporation in the State of New York, except where the failure to qualify would not have a material adverse effect on the Company, its business or assets; operations or financial conditions or results.

(ii) The Company’s authorized equity capitalization is as set forth in the Sale Preliminary Prospectus and the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Sale Preliminary Prospectus and the Prospectus. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities and the Sponsor Warrant Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act or exempt from such registration requirements. The Units, the Common Stock and the Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(iii) The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, when issued, in each case, will be enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Warrants. The shares of Common Stock underlying the Warrants will, upon their respective exercise and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to, to such counsel’s knowledge, preemptive or similar rights that entitle or will entitle any person to acquire, to such counsel’s knowledge, any securities from the Company upon issuance thereof.

(iv) The Placement Warrants and the Sponsor Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Placement Warrants and Sponsor Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Placement Warrants and the Sponsor Warrants. The shares of Common Stock underlying the Placement Warrants and the Sponsor Warrants will, upon exercise of the Placement Warrants and the Sponsor Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to, to such counsel’s knowledge, preemptive or similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

(v) The Company has full corporate right, power and authority to execute and deliver this Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and the Sponsor Warrants, and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and the Sponsor Warrants has been duly and validly taken.

(vi) Based solely upon certificates provided by the Initial Stockholder, each Insider Letter, the Subscription Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Initial Stockholder (or, if applicable, their affiliates) party thereto and constitute the valid and binding obligations of such Initial Stockholder enforceable against them in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(vii) This Agreement, the Warrant Agreement, the Service Agreement, the Trust Agreement, the Subscription Agreement, the Escrow Agreement and the Sponsor Warrants have each been duly and validly authorized and, when executed and delivered by the Company, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the United States and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(viii) The execution, delivery and performance of this Agreement, the Warrant Agreement, the Sponsor Warrants, the Escrow Agreement, the Trust Agreement, the Subscription Agreement and the Service Agreement, the issuance and sale of the Securities, the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company, or (c) violate any statute, rule or regulation or, to such counsel’s knowledge, any judgment, order or decree applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

(ix) The Registration Statement, each Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates complied as to form in all material respects with the requirements of the Act and Regulations. The Securities and each agreement filed as an exhibit to the Registration Statement conform in all material respects to the description thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(x) The Registration Statement is effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

(xi) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement or consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as have been made or obtained under FINRA (as to which counsel need express no opinion).

(xii) The statements under the captions “Proposed Business—Comparison to Offerings of Blank Check Companies” and “Description of Securities” and Item 14 of Part II of the Registration Statement and the Sale Preliminary Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

(xiii) Except as set forth in the Sale Preliminary Prospectus and the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement pursuant to the Certificate of Incorporation or the Bylaws of the Company or, to the best of such counsel’s knowledge, pursuant to any agreement or instrument of the Company.

(xiv) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as defined in the Investment Company Act.

The opinion of counsel shall further include a statement to the effect that counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus and the Prospectus (except as otherwise set forth in this opinion), nothing has come to the attention of such counsel which lead them to believe that either the Registration Statement, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, or in the case of the Sale Preliminary Prospectus, as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).

4.2.2. Option Closing Date Opinion of Counsel. On the Option Closing Date, if any, the Representatives shall have received the favorable opinion of EGS, dated the Option Closing Date, addressed to the Representatives and in form and substance reasonably satisfactory to counsel to the Representatives, confirming as of the Option Closing Date, the statements made by EGS in its opinion delivered on the Closing Date.

4.2.3. Reliance. In rendering such opinion, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3. Opinion of the Counsel for the Underwriters. The Representatives shall have received from Lowenstein Sandler PC, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to, and addressed to, the Representatives on behalf of the Underwriters, with respect to the issuance and sale of the Units, the Registration Statement, the Sale Preliminary Prospectus, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

4.4. Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, Representatives shall have received a letter, addressed to the Representatives of the Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representatives from BDO dated, respectively, as of the date of this Agreement and as of the Closing Date and such Option Closing Date:

(i) Confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable Regulations and the PCAOB and that they have not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Regulations thereunder;

(iii) Stating that, on the basis of a limited review which included a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, Sale Preliminary Prospectus and the Prospectus; (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders’ equity of the Company as compared with amounts shown in the August 31, 2007 audited balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or if there was any decrease, setting forth the amount of such decrease;

(iv) Stating they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(v) Stating they have not, since inception, provided the Company’s management with any written communication in accordance with PCAOB Interim Auditing Standards AU Section 325 “Communications about Control Deficiencies in an Audit of Financial Statements”; and

(vi) Statements as to such other matters incident to the transaction contemplated hereby as Representatives may reasonably request.

4.5. Officers’ Certificates.

4.5.1. Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Chief Executive Officer, Secretary or Assistant Secretary of the Company, dated the Closing Date or such Option Closing Date, as the case may be, respectively, to the effect that:

(i) the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or such Option Closing Date, as the case may be;

(ii) the representations and warranties of the Company set forth in Section 2 hereof are true and correct;

(iii) such Officers have carefully examined the Sale Preliminary Prospectus and, in each of his or her opinion, as of the time of Sale, the statements contained in the Sale Preliminary Prospectus did not contain any untrue statement of a material fact, and such Sale Preliminary Prospectus, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv) such Officers have carefully examined the Registration Statement and, in each of his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

(v) such Officers have carefully examined the Prospectus and, in each of his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, the Representatives will have received such other and further certificates of officers of the Company as the Representatives may reasonably request.

4.5.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or such Option Closing Date, as the case may be, respectively, certifying: (i) that the Certificate of Incorporation and Bylaws of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the Offering and the Private Placement contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.6. No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development in the condition, results, prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company, any officer or director of the

Company or any Initial Stockholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and none of the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, nor any amendment thereof or supplement thereto, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Sale Preliminary Prospectus or Prospectus, in light of the circumstances under which they were made) not misleading.

4.7. Delivery of Agreements.

4.7.1. Effective Date Deliveries. On the Effective Date, the Company shall have delivered to the Representatives executed copies of the Escrow Agreement, the Trust Agreement, the Warrant Agreement, the Service Agreement, all of the Insider Letters, the Subscription Agreement and a lock-up letter from the Sponsor, substantially in the form attached hereto as Exhibit A-1, and from each of the Directors/Officers and Initial Stockholder other than the Sponsor, substantially in the form attached hereto as Exhibit A-2.

4.7.2. Deposit into the Trust Fund. On the Closing Date, the Company shall have deposited $448,700,000 ($516,005,000 if the Over-allotment Option is exercised in full), or approximately $9.97 per Unit (plus $9.65 per Option Unit if the Over-allotment Option is exercised in full; provided, however, the Company will not be permitted to draw on the interest income earned on the Trust Account until $2,167,500 shall have been earned on the Trust Account with the resulting effect that there shall be a minimum of $9.97 per Unit held in the Trust Account), of the proceeds received by it for the Firm Units and the Private Placement in the Trust Fund pursuant to the terms of the Trust Agreement.

5. Indemnification.

5.1. Indemnification of Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters and each dealer selected by the Representatives that participates in the offer and sale of the Units and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter or dealer (“controlling person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other out-of-pocket expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, damage, liability, action or proceeding whatsoever, or in responding to a subpoena or governmental inquiry relating to the offering of the Securities whether arising out of any action between any of the

Underwriters and the Company or between any of the Underwriters and any third party or whether or not such Underwriter or controlling person is a party to an action or proceeding), as incurred, to which they or any of them may become subject under the Act, the Exchange Act or any other federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Sale Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time each may be amended and supplemented), (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which is included Public Securities and in which the Representatives act as the underwriters or (iii) any application or other document or written communication (in this Section 5 collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any state securities commission or agency, the OTCBB or Nasdaq or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Sale Preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Sale Preliminary Prospectus, the Registration Statement, or the Prospectus.

5.1.2. Procedure. If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of such Underwriter, which will not be unreasonably withheld) and payment of actual expenses. No indemnification provided for in Sections 5.1, 5.2 or 5.3 shall be available to any party who shall fail to give notice as provided in this Section 5.1.2 if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Sections 5.1, 5.2 or 5.3. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action; (iii) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnified and indemnifying parties or that there may be defenses available to it or them which are different from or additional to those available to the Company; or (iv) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action, in which case the Representatives may assume the defense of such indemnified parties and the reasonable fees and expenses of not more than one additional firm of attorneys (in addition to local counsel) selected by the Representatives shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if the Representatives shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto, or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by the Representative expressly for use in such Sale Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto or in any such application, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

5.3. Contribution.

5.3.1. Contribution Rights. In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

5.3.2. Relative Benefits. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

5.3.3. Relative Fault. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.3.4. Equitable Considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.3. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5.3 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

5.3.5. Limitation on Underwriters’ Contributions. Notwithstanding the provisions of this Section 5.3, no Underwriter shall be required to contribute any amount in excess of the amount of underwriting discounts and commissions applicable to the Shares purchased by such Underwriter by reason of any such untrue or alleged untrue statement or omission or alleged omission. The Underwriters’ respective obligations to contribute pursuant to this Section 5.3 are several in proportion to the number of Firm Units set forth opposite their respective names in Schedule A hereto and not joint.

5.3.6. Fraudulent Misrepresentations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.7. Others Included in Contribution Rights. For purposes of this Section 5.3, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, dealers and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

5.3.8. Termination. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

6. Default by an Underwriter. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5 and 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 6, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

7. Additional Covenants.

7.1. Additional Shares or Options. The Company hereby agrees that until the Company consummates a Business Combination, it shall not (i) issue any shares of Common Stock or any options, warrants, rights or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock, or any shares of Preferred Stock which participate in any manner in the Trust Fund or which vote as a class with the Common Stock on a Business Combination other than the Public Securities and the Placement Warrants, or (ii) file any registration statement with respect to the offer and sale of any of the foregoing.

7.2. Trust Fund Waiver Acknowledgments. The Company hereby agrees that it will use its commercially reasonable best efforts not to commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a “Target Business”) or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Fund, initially in an amount of $448,700,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Stockholders and that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the conversion of their shares or the dissolution and liquidation of the Trust Fund as part of the Company’s plan of dissolution and liquidation or (ii) to the Company after it consummates a Business Combination and (b) for and in consideration of the Company (1) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (2) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibit B and Exhibit C, respectively. Furthermore, each officer and director of the Company shall execute a waiver letter in the form attached hereto as Exhibit D.

7.3. Insider Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters executed between each Director/Officer, Initial Stockholder and the Representatives or the Subscription Agreement and will not allow any amendments to, or waivers of, such Insider Letters or the Subscription Agreement without the prior written consent of the Representatives.

7.4. Certificate of Incorporation and Bylaws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Certificate of Incorporation or Bylaws. Subject to Section 3.28, prior to the consummation of a Business Combination, the Company will not amend Articles Third and/or Sixth of its Certificate of Incorporation or Bylaws without the affirmative vote of at least 95.0% of the Company’s outstanding Common Stock.

7.5. Blue Sky Requirements. The Company shall provide counsel to the Representatives with ten copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other state in which the Offering was registered such information as may be requested by such state.

7.6. Acquisition/Liquidation Procedure.

(a) The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company’s stockholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law and will publicly announce the record date determining the stockholders entitled to vote at the meeting to approve the Business Combination at least two business days prior to such record date; and (ii) that, in the event that the Company does not effect a Business Combination within 24 months from the Effective Date (or 30 months from the Effective Date in the event the stockholders of the Company approve the Extension Amendment) (“Termination Date”), the Company will be liquidated and will distribute to all holders of IPO Shares (defined below) an aggregate amount equal to the funds held in the Trust Fund, inclusive of any net interest income thereon less (i) taxes payable on interest income earned on the Trust Account, (ii) amounts to be paid to any redeeming stockholders voting against the Extension Amendment and (iii) up to $3,700,000 of interest income earned on the Trust Account released to the Company to fund working capital. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company. With respect to the Business Combination Vote, the Company shall cause the Initial Stockholder to vote the shares of Common Stock owned by it immediately prior to this Offering in accordance with the vote of the holders of a majority of the IPO Shares present, in person or by proxy, at a meeting of the Company’s stockholders called for such purpose.

(b) At the time the Company seeks approval of (i) the Extension Amendment and/or (ii) any potential Business Combination, as the case may be, the Company will offer each holder of Common Stock issued in this Offering (“IPO Shares”) the right to redeem their IPO Shares at a per share price (“Redemption Price”) equal to the amount in the Trust Fund

(inclusive of any interest income therein less (i) taxes payable on interest income earned on the Trust Account, (ii) amounts to be paid to any redeeming stockholders voting against the Extension Amendment and (iii) up to $3,700,000 of interest income earned on the Trust Account released to the Company to fund working capital) calculated as of two business days prior to the date of the filing of the Extension Amendment with the Secretary of the State of Delaware or consummation of the proposed Business Combination, as the case may be, divided by the total number of IPO Shares. If a majority of the holders of IPO Shares present and entitled to vote on the Business Combination vote in favor of such Business Combination and holders of one share less than 40% in interest of the Company’s IPO Shares both vote against the Business Combination and elect to redeem their IPO Shares on a cumulative basis with the stockholders who previously exercised their redemption rights in connection with the stockholder vote required to approve the Extension Amendment, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem shares, based upon the Redemption Price, from those holders of IPO Shares who affirmatively requested such redemption and who voted against the Business Combination. If holders of 40% or more in interest of the IPO Shares, who vote against approval of the Extension Amendment and/or any potential Business Combination on a cumulative basis, elect to redeem their IPO Shares, the Company will not proceed with such Extension Amendment or Business Combination and will not redeem such shares. In addition, the Initial Stockholder, officers and directors of the Company have agreed, and the Company shall cause the Initial Stockholder, officers and directors of the Company, to vote the shares acquired by them (whether directly or through an affiliate) (i) prior to the public offering and (ii) any shares acquired in connection with or following the public offering, in favor of an amendment to the Company’s Certificate of Incorporation to extend the Company’s corporate life in the event the proposed Business Combination is approved and against such proposal in the event a proposed Business Combination is not approved. The provisions of this Section 7.6 may not be modified, amended or deleted under any circumstances.

7.7. Rule 419. The Company agrees that it will use its reasonable best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its reasonable best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.8. Presentation of Potential Target Businesses. The Company shall cause each of the Directors/Officers and Initial Stockholder to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Directors/Officers and Initial Stockholder will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, except for those investment or acquisition opportunities primarily involving the purchase of retail operations or the sale or lease of real estate in connection therewith, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary obligations such Director/Officer or Initial Stockholder might have.

7.9. Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80% of the amount in the Trust Fund (excluding deferred underwriting compensation payable to the Underwriters and interest thereon) at the time of such acquisition. The fair market value of such business must be determined by the Board of

Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80% of the amount in the Trust Fund (excluding deferred underwriting compensation payable to the Underwriters) at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of FINRA with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and each of the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1. Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2. Termination. The Representatives shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representatives’ sole opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, Nasdaq, the AMEX, the Boston Stock Exchange or on the OTCBB (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the OTCBB or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war or an increase in major hostilities or other national or international calamity or crisis (including, without limitation, an act of terrorism) or material change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Securities, or (iv) if a banking moratorium has been declared by a New York State or federal authority or a material disruption in commercial banking or securities settlement or clearance services has occurred, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representatives’ sole opinion, make it impracticable or inadvisable to proceed with the delivery of the Units, or (vii) since the respective dates as of which information is given in the Registration Statement, Sale Preliminary Prospectus or Prospectus, there shall have been a material adverse change in the financial condition, results of operations, management, business or prospects of the Company whether or not arising in the ordinary course of business, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities on or after the date hereof, as in the Representatives’ judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units, or (viii) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, or (ix) the suspension of trading of the Company’s Units by the American Stock Exchange, the Commission, or any other governmental authority, or (x) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States

9.3. Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, except as a result of the Representatives’ or any Underwriter’s material breach or default with respect to any of its material obligations as described in this Agreement, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.12 hereof.

9.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed (or, if mailed, two days after such mailing):

If to the Representatives:

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Attn: Equity Capital markets - Syndicate Desk

Fax: (212) 797-9344

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Attn: Clifford Teller

Fax (212) 895-3783

Copy to:

Lowenstein Sandler PC

65 Livingston Avenue

Roseland, New Jersey 07068

Attn: Steven Skolnick, Esq.

Fax: (973) 597-2476

If to the Company:

United Refining Energy Corp.

823 11th Avenue

New York, NY 10019

Attn: John Catsimatidis, Chairman and Chief Executive Officer

Fax: (212) 247-4509

Copy to:

Ellenoff Grossman & Schole LLP

370 Lexington Avenue, 19th Floor

New York, New York 10017

Attn: Martin R. Bring, Esq.

Fax: (212) 370-7889

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company and the controlling persons, directors, officers referred to in Section 5 hereof, except as otherwise specified in Section 3.30, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

10.6. Governing Law, Venue, etc.

10.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Each of the Representatives and the Company (and any individual signatory hereto): (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which such party may have or hereafter to the venue of any such suit, action or proceeding and (iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.

10.6.2. Each of the Representatives and the Company (and any individual signatory hereto) further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or any such individual mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company or any such individual in any such suit, action or proceeding, and service of process upon the Representatives mailed by certified mail to the address of each Representative shall be deemed in every respect effective service process upon each Representative, in any such suit, action or proceeding.

10.6.3. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

10.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/pdf transmission shall constitute valid and sufficient delivery thereof.

10.8. Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.9. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as an agent, advisor or fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any agency, advisory, fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any agency, advisory, fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

UNITED REFINING ENERGY CORP.

By:	/s/ John Catsimatidis
Name:	John Catsimatidis
Title:	Chairman and Chief Executive Officer

Agreed to and accepted on the date first above written

DEUTSCHE BANK SECURITIES INC., as Representative of the several underwriters

By:	/s/ Jeremy Fox
Name:	Jeremy Fox
Title:	Director

By:	/s/ Michael Friezo
Name:	Michael Friezo
Title:	Managing Director

Agreed to and accepted on the date first above written

MAXIM GROUP LLC, as Representative of the several underwriters

By:	/s/ Clifford Teller
Name:	Clifford Teller
Title:	Director of IB

SCHEDULE A

UNITED REFINING ENERGY CORP.

45,000,000 Units

Underwriter	Number of Firm Units to be Purchased
Deutsche Bank Securities Inc.	22,500,000
Maxim Group LLC	22,500,000

EXHIBIT A-1

Form of Lock-Up Letter for United Refining, Inc.

[DATE], 2007

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Maxim Group LLC

405 Lexington Avenue

New York, New York 10174

As Representatives of the several Underwriters

Re: United Refining Energy Corp. – Registration Statement on Form S-1 for Units

Dear Sirs:

This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between United Refining Energy Corp., a Delaware corporation (the “Company”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Maxim Group LLC (“Maxim” and together with Deutsche Bank, hereinafter referred to as “you” or the “Representatives”), as representatives of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering of units (the “Units”), each of which consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Units will confer upon the undersigned in its capacity as a securityholder of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, subject to the terms of the Escrow Agreement (as defined in the Underwriting Agreement), with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and ending on the earlier of twelve (12) months following the date of the consummation of the initial Business Combination (as defined in the Underwriting Agreement) or three (3) years from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Deutsche Bank, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of, directly or indirectly, or demand a filing with the Securities and Exchange Commission of a registration statement under the Securities Act relating to, any shares of Common Stock

(including, without limitation, the Beneficially Owned Shares) or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. If (x) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event unless Deutsche Bank waives in writing such extension.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(i) gifts to a member of the undersigned’s immediate family or to a trust or other entity, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family, (ii) by virtue of the laws of descent and distribution upon the death of the undersigned, (iii) pursuant to a qualified domestic relations order, (iv) to an entity that is an initial holder of the Company’s Common Stock, (v) to any person or entity controlling, controlled by, or under common control with, the undersigned or (vi) an entity controlled by the undersigned;

provided, however, that in the case of any transfer described above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Deutsche Bank, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement and otherwise satisfactory in form and substance to Deutsche Bank, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer is being made as a gift or by will or intestate succession. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the

Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized, executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall be binding upon the personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of the Units actually occurs depends on a number of factors, including market conditions.

Very truly yours,

(Name of Stockholder - Please Print)

(Signature)

(Name of Signatory - Please Print)

(Title of Signatory - Please Print)

Address:

EXHIBIT A-2

Form of Lock-Up Letter

for Directors/Officers

[DATE], 2007

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Maxim Group LLC

405 Lexington Avenue

New York, New York 10174

As Representatives of the several Underwriters

Re: United Refining Energy Corp. – Registration Statement on Form S-1 for Units

Dear Sirs:

This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between United Refining Energy Corp., a Delaware corporation (the “Company”), Deutsche Bank Securities Inc. (“Deutsche Bank”) and Maxim Group LLC (“Maxim” and together with Deutsche Bank, hereinafter referred to as “you” or the “Representatives”), as representatives of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering of units (the “Units”), each of which consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Units will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, subject to the terms of the Escrow Agreement (as defined in the Underwriting Agreement), with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and ending on the later of the date of the consummation of the initial Business Combination (as defined in the Underwriting Agreement) and the date that is the 180th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Maxim, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of, directly or indirectly, or demand a filing with the Securities and Exchange

Commission of a registration statement under the Securities Act relating to, any shares of Common Stock (including, without limitation, the Beneficially Owned Shares) or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. If (x) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event unless Deutsche Bank waives in writing such extension.

The restrictions set forth in the immediately preceding paragraph shall not apply to

(i) gifts to a member of the undersigned’s immediate family or to a trust or other entity, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family, (ii) by virtue of the laws of descent and distribution upon the death of the undersigned, (iii) pursuant to a qualified domestic relations order, (iv) to an entity that is an initial holder of the Company’s Common Stock, (v) to any person or entity controlling, controlled by, or under common control with, the undersigned or (vi) an entity controlled by the undersigned;

provided, however, that in the case of any such transfer described above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Deutsche Bank, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Deutsche Bank, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer is being made as a gift or by will or intestate succession. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of

Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

The undersigned hereby represents and warrants that this agreement is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of the Units actually occurs depends on a number of factors, including market conditions.

Very truly yours,

(Name of Stockholder - Please Print)

(Signature)

Address:

EXHIBIT B

Form of Target Business Letter

United Refining Energy Corp.

823 11th Avenue

New York, NY 10019

Attn: John Catsimatidis, Chairman and Chief Executive Officer

Gentlemen:

Reference is made to the final prospectus of United Refining Energy Corp. (“URE”), dated , 2007 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that URE has established the Trust Fund (as defined in the Underwriting Agreement between URE and the underwriters named therein), initially in an amount of at least $448,700,000 for the benefit of the Public Stockholders and the Representative of the several underwriters of URE’s initial public offering and that, except for a portion of the interest earned on the amounts held in the Trust Fund, URE may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the redemption of their shares or the dissolution and liquidation of URE or (ii) to URE and the Representative after it consummates a Business Combination.

For and in consideration of URE agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with URE and will not seek recourse against the Trust Fund for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT C

Form of Vendor Letter

United Refining Energy Corp.

823 11th Avenue

New York, NY 10019

Attn: John Catsimatidis, Chairman and Chief Executive Officer

Gentlemen:

Reference is made to the final prospectus of United Refining Energy Corp., (“URE”), dated , 2007 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that URE has established the Trust Fund (as defined in the Underwriting Agreement between URE and the underwriters named therein), initially in an amount of at least $448,700,000 for the benefit of the Public Stockholders and the Representative of the several underwriters of URE’s initial public offering and that, except for a portion of the interest earned on the amounts held in the Trust Fund, URE may disburse monies from the Trust Fund only (i) to the Public Stockholders in the event of the redemption of their shares or the dissolution and liquidation of URE or (ii) to URE and the Representative after it consummates a Business Combination.

For and in consideration of URE agreeing to use the products or services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with URE and will not seek recourse against the Trust Fund for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor